UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 20, 2018

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37654	47-5654583
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 Seaway Blvd

Everett, WA 98203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446 - 5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported on June 6, 2018, Fortive Corporation, a Delaware corporation (the “Company” or “Fortive”), entered into a binding offer letter (the “Offer Letter”) with Ethicon, Inc., a New Jersey corporation (“Ethicon”) and wholly owned subsidiary of Johnson & Johnson, a New Jersey corporation, pursuant to which the Company made a binding offer (the “Offer”) to acquire (the “Transaction”) certain equity interests and assets, and assume certain liabilities, of Johnson & Johnson’s sterilization solutions business used in the fields of low-temperature terminal sterilization and high-level disinfection (the “Business”). The purchase price for the Transaction is $2.7 billion, subject to adjustments as set forth in the Purchase Agreement (as defined below) relating to the book value of inventory in the Business at the closing of the Transaction and the amount of certain prepaid taxes (as so adjusted, the “Purchase Price”).

Pursuant to the terms of the Offer Letter, following the conclusion of certain statutory information or consultation processes in connection with the Transaction by the employees’ representative bodies of Ethicon and its affiliates in specified jurisdictions (the “Specified Consultation Processes”), on September 20, 2018, Ethicon accepted the Company’s offer and countersigned the Stock and Asset Purchase Agreement (the “Purchase Agreement”) with respect to the Transaction, previously executed by the Company. Completion of the Transaction remains subject to the satisfaction or waiver of customary closing conditions, including, among other things, (i) obtaining certain antitrust approvals, (ii) the transfer of certain product registrations required for the operation of the Business, (iii) the absence of a material adverse effect regarding the Business, and (iv) customary conditions regarding the accuracy of the representations and warranties and material compliance by the parties with their respective obligations under the Purchase Agreement. The parties have received anti-trust clearance in the United States, Germany and Brazil and will apply for anti-trust clearance in Israel.

The Purchase Agreement contains customary representations, warranties and covenants related to the Business and the Transaction. Between the date of the Purchase Agreement and the completion of the Transaction, subject to certain exceptions, Ethicon will agree to use commercially reasonably efforts to operate the Business in the ordinary course of business consistent with past practice, and to use commercially reasonable efforts to, among other things, preserve intact the business relationships of the Business.

The Purchase Agreement includes customary termination provisions for both the Company and Ethicon. Both the Company and Ethicon will have the right to terminate the Purchase Agreement if the closing has not occurred by April 5, 2019.

The Purchase Agreement will provide that the Company and Ethicon will agree to indemnify the other party following the closing for losses arising from certain breaches of the Purchase Agreement and other liabilities, subject to certain limitations. In connection with the closing of the Transaction, the Company and Ethicon will enter into certain additional ancillary agreements, including transition services agreements, a transition manufacturing services agreement and certain other customary agreements.

The foregoing summary of the material terms of the Purchase Agreement and the transactions contemplated by the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K, the full text of which Purchase Agreement is incorporated herein by reference.

The representations, warranties and covenants of the parties contained in the Purchase Agreement have been made solely for the benefit of such parties. In addition, such representations, warranties and covenants are (i) made only for purposes of the Purchase Agreement, (ii) qualified by confidential disclosures made by the parties to each other in connection with the Purchase Agreement, (iii) subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (iv) made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (v) included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties, the Transaction and other documents that the parties have filed and will file with the U.S. Securities and Exchange Commission.

Forward-Looking Statements

Information set forth in this filing, including statements as to the expected completion of the Transaction and timing of competition filings constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties, and actual results might differ materially.

These statements are based on various assumptions and the current expectations of the management, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of Fortive or the Business. Forward-looking statements included herein are made as of the date hereof, and Fortive undertakes no obligation to publicly update or revise any forward-looking statement unless required to do so by the federal securities laws.

Forward-looking statements may use words such as “expects,” “may,” “will,” “believes,” “should,” “would,” “could,” “approximately,” “anticipates,” “estimates,” “targets,” “intends,” “likely,” “projects,” “positioned,” “strategy,” “future,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms. Forward-looking statements in this filing include, but are not limited to, statements regarding the expected timing and consummation of the Transaction, and the combined company’s plans, objectives, expectations and intentions. Forward-looking statements also include all other statements in this filing that are not historical facts.

These statements are based on the current expectations of the management of Fortive and are subject to uncertainty and to changes in circumstances. Important factors that could cause actual results to differ materially from those in the forward-looking statement include, but are not limited to: the satisfaction of the conditions to the Transaction and other risks related to the completion of the Transaction and actions related thereto; the ability to complete the Transaction on the anticipated terms and schedule, including the ability to obtain regulatory approvals; risks relating to any unforeseen changes to or effects on the Business, Fortive’s ability to integrate the Business successfully after the closing of the Transaction and to achieve anticipated synergies; the risk that disruptions from the Transaction will harm Fortive’s existing business or the acquired Business; the effect of economic, competitive, legal, governmental and technological factors and other factors described under “Risk Factors” in Fortive’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

2.1	Stock and Asset Purchase Agreement, dated as of June 6, 2018, between Ethicon and the Company*

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
	Name:	Daniel B. Kim
	Title:	Vice President - Associate General Counsel and Secretary

Date: September 21, 2018